SUPPLEMENT DATED FEBRUARY 27, 2006

TO PROSPECTUSES DATED MAY 1, 2005

AS SUPPLEMENTED JANUARY 30, 2006

for

VUL GuardSM 1

Survivorship VUL GuardSM 1

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

The following information relates to the policies described by the above-listed prospectuses:

1.	The text below is inserted at the end of the third paragraph located under the heading, “Your Right to a Free Look”.

In states where we will refund the policy’s account value, you may not make any fund transfers during the free look period.

2.	The third paragraph located under the heading, “Premium Payment Plan” is replaced with the following text.

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account. A change in premium payment timing may impact the amount necessary to deposit into the GPA to satisfy the GDB Safety Test.

You may also pay premiums from your existing Oppenheimer Money Market account provided the fund participates in the “Oppenheimer Premium Payment Plan”. Through this service, we automatically deduct premium payments from the Oppenheimer account you designate.

You should note that we cannot apply premium to your policy until 10 business days after your investment into the Oppenheimer account. For example, if you allocated funds to the Oppenheimer account on January 1st, the premium cannot be applied to your policy until January 11th regardless of when the premium is due. Withdrawals from your Oppenheimer account will be made on the 28th of each month unless you specify another date.

You can make changes to the Oppenheimer Premium Payment Plan by contacting our Administrative Office. The Oppenheimer account owner, or the policy owner may terminate the Oppenheimer Premium Payment Plan at any time, upon 30 days advanced written notice to the MassMutual address listed below.

MassMutual Financial Group

Life Customer Service Hub

1295 State Street

Springfield, MA 01111-0001

3.	Bullet “a.” located under bullet “1” that is under the heading, “Allocation of Initial and Subsequent Net Premiums” is replaced with the following text.

a. The number of days from issue required by the contract state’s free look period plus six days; or

The following information amends the VUL GuardSM prospectus only:

1.	Effective February 27, 2006, the maximum issue age for an insured is age 80. Accordingly, the third sentence in the paragraph located under the heading, “Insured” on page 14 of the VUL GuardSM prospectus is replaced with the following text.

We will not issue a policy for an insured who is more than 80 years old or more than 70 years old if death benefit option 3 is selected.

Additionally, any other references to issue ages above 80 in this prospectus are no longer applicable.

There are no other changes being made at this time.

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